Supplement to the
Strategic Advisers® International Fund
April 29, 2023
Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Investment Adviser" heading.
Strategic Advisers (the Adviser) is the fund's manager. Arrowstreet Capital, Limited Partnership, Causeway Capital Management LLC, FIAM LLC, FIL Investment Advisors, Geode Capital Management, LLC, Massachusetts Financial Services Company, T. Rowe Price Associates, Inc., Thompson, Siegel & Walmsley LLC, Wellington Management Company LLP, and William Blair Investment Management, LLC have been retained to serve as sub-advisers for the fund. FIL Investment Advisors (UK) Limited (FIA(UK)), FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan) have been retained to serve as sub-subadvisers for the fund. The Adviser may change a sub-adviser's asset allocation at any time, including allocating no assets to, or terminating the sub-advisory contract with, a sub-adviser.

The following information supplements information found in the "Fund Management" section under the "Sub-Adviser(s)" heading.
Wellington Management Company LLP (Wellington) , at 280 Congress Street, Boston, Massachusetts 02210, has been retained to serve as a sub-adviser for the fund. As of March 31, 2023, Wellington had approximately $1.176 trillion in assets under management.

The following information supplements information found in the "Fund Management" section under the "Advisory Fee(s)" heading.
The basis for the Board of Trustees approving the sub-advisory agreement for Wellington for the fund will be included in the fund's semi-annual report for the fiscal period ending August 31, 2023, when available.

SIT-PSTK-0623-113 1.923440.113	June 9, 2023